Exhibit 99.1

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 received by 11:59 p.m., Eastern Time, on December 5, 2019. Online GIof ntoo welwewct.reonnviicsivoontrienpgo, rts.com/GEMP delete QR code and control # or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/GEMP Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + For Withhold AllAll For All Except Mark here to vote for All EXCEPT - To withhold authority to vote for any individual nominee(s), write the number(s) of such nominee(s) below. _____________________________________________________________________ 5. To elect two nominees for Class III directors to the Gemphire Board of Directors for a term of three years; provided that if the merger is completed, the Gemphire Board of Directors will be reconstituted as provided in the merger agreement. Nominees: 01 - Pedro Lichtinger 02 - Andrew Sassine For Against Abstain For Against Abstain 1. To approve the issuance of shares of Gemphire’s common stock to NeuroBo stockholders pursuant to the merger agreement and the change of control of Gemphire resulting from the merger. 4. To approve the adoption of the Gemphire Therapeutics Inc. 2019 Equity Incentive Plan. For Against Abstain For Against Abstain 2. To approve an amendment to the third amended and restated certificate of incorporation of Gemphire to effect a reverse stock split of Gemphire’s issued and outstanding common stock, within a range, as determined by the Gemphire Board of Directors of one new share for every 15 to 25 (or any number in between) shares outstanding. 3. To approve an amendment to the third amended and restated certificate of incorporation of Gemphire to change the corporate name of Gemphire from “Gemphire Therapeutics Inc.” to “NeuroBo Pharmaceuticals, Inc.” 6. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. For Against Abstain For Against Abstain 7. To consider and vote upon an adjournment of the annual meeting if necessary to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2, 3 or 4. Note: The proxies are authorized to vote in their discretion upon such other business as may properly come before the annual meeting or any postponement or adjournment thereof. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 3 1 4 8 8 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 4 034HQF MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 1, 2, 3, 4, 6 and 7 outlined below. Annual Meeting Proxy Card1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement are available at: www.envisionreports.com/GEMP q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2019 Annual Meeting of Stockholders 315 East Eisenhower Parkway, Suite 100, Ann Arbor, MI 48108 Proxy Solicited by Board of Directors for Annual Meeting — 8:00 a.m. Eastern Time — December 6, 2019 Dr. Steven Gullans and Dr. Charles Bisgaier, or any of them, each with the power of substitution, are hereby appointed as proxies and authorized to represent the undersigned and vote all of the shares of common stock of Gemphire Therapeutics Inc. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders of Gemphire Therapeutics Inc. to be held at 315 East Eisenhower Parkway, Suite 100, Ann Arbor, MI 48108 on December 6, 2019 at 8:00 a.m. Eastern Time and at any postponement or adjournment thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the matters set forth, and as designated, on the reverse side of this ballot, with discretionary authority as to such other matters as may properly come before the annual meeting and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such directions are indicated, this proxy will be voted in accordance with the recommendations of the Board of Directors. The proxy holders are authorized to vote in their discretion upon such other business as may properly come before the annual meeting or any postponement or adjournment thereof. (Items to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. + C Non-Voting Items Proxy — Gemphire Therapeutics Inc.